Exhibit 99.17

Discussion MaterialsNovember 17, 2015Project IslandConfidential – For Discussion & General Information Purposes Only

 Existing Offers – Comparative Analysis and PotentialAlternative Scenarios

Existing Offers – Comparative Analysis and Potential Alternative Scenarios($ in millions USD, except per share data)Tahiti 17th Current Current Sept Potential Alternative Scenarios Barbados Tahiti Offer Offer OfferAssumed Tahiti Cash Premium per Share $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Asssumed Tahiti Cash for Buyback $0.0 $35.0 $37.0 $39.0 $41.0 $43.0 $45.9 $43.2 $40.4 $37.7 $35.0 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Assumed Exchange Ratio Adjustment Factor 1.0000x 0.9359x 0.9322x 0.9286x 0.9249x 0.9212x 0.9159x 0.9209x 0.9259x 0.9309x 0.9359x ADRs Issued to Barbados 522.080 488.604 486.691 484.778 482.865 480.952 478.187 480.791 483.395 486.000 488.604 Pro Forma Barbados Equity Ownership 58.3% 56.6% 56.5% 56.4% 56.3% 56.3% 56.1% 56.2% 56.4% 56.5% 56.6% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.946x 17.875x 17.805x 17.735x 17.665x 17.563x 17.659x 17.754x 17.850x 17.946x Pro Forma Tahiti Shares 896.152 862.675 860.762 858.849 856.936 855.023 852.258 854.863 857.467 860.071 862.675 Tahiti Share Price (in USD)1 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 Implied Equity Consideration (Assuming ADRs trade at Par) $545.8 $510.8 $508.8 $506.8 $504.8 $502.8 $499.9 $502.7 $505.4 $508.1 $510.8 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $20.05 $18.76 $18.69 $18.62 $18.54 $18.47 $18.36 $18.46 $18.56 $18.66 $18.76 Initial Barbados Cash $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 Less Cash Settled SARs/Options by Barbados $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 Plus Tahiti Cash to Settle SARs/Options at Premium 2 $0.0 $0.9 $1.1 $1.2 $1.4 $1.6 $1.8 $1.9 $2.1 $2.3 $2.5 Plus Tahiti Cash for Buyback $0.0 $35.0 $37.0 $39.0 $41.0 $43.0 $45.9 $43.2 $40.4 $37.7 $35.0 Plus Tahiti Cash Premium $0.0 $13.6 $16.3 $19.1 $21.8 $24.5 $27.2 $29.9 $32.7 $35.4 $38.1 Total Tahiti Cash for Buyback and Premium $0.0 $48.6 $53.3 $58.1 $62.8 $67.5 $73.1 $73.1 $73.1 $73.1 $73.1 Total Tahiti Cash for Buyback and Premium per Share $0.00 $1.79 $1.96 $2.13 $2.31 $2.48 $2.69 $2.69 $2.69 $2.69 $2.69 Net Cash to Barbados Shareholders $45.9 $94.5 $99.2 $103.9 $108.6 $113.4 $119.0 $119.0 $119.0 $119.0 $119.0 Cash Consideration per Share of Barbados $1.68 $3.47 $3.64 $3.82 $3.99 $4.16 $4.37 $4.37 $4.37 $4.37 $4.37 Implied Total Consideration (Assuming ADRs trade at Par) $591.7 $605.3 $608.0 $610.8 $613.5 $616.2 $618.9 $621.6 $624.4 $627.1 $629.8 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.73 $22.23 $22.33 $22.43 $22.53 $22.63 $22.73 $22.83 $22.93 $23.03 $23.13 $ Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) $3.70 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 $5.10 % Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) 20.5% 23.3% 23.8% 24.4% 24.9% 25.5% 26.0% 26.6% 27.1% 27.7% 28.3% $ Premium to 30-Day Avg EEV per Share ($21.73) $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 % Premium to 30-Day Avg EEV per Share ($21.73) 0.0% 2.3% 2.8% 3.2% 3.7% 4.1% 4.6% 5.1% 5.5% 6.0% 6.4% Pro Forma Tahiti Cash $307.2 $257.7 $252.8 $247.9 $243.0 $238.1 $232.3 $232.1 $231.9 $231.8 $231.6 Debt $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 2016E GAAP EPS Accretion / (Dilution)³ 0.0% 3.7% 4.0% 4.2% 4.4% 4.6% 4.9% 4.6% 4.3% 4.0% 3.7%Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/16/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on 30-day average stock price and 30-day average exchange rate of 32.850 NTD per USD2 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cash3 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%Project Island 3

Potential Alternative Scenarios – Assuming Fixed $35.0 MM Buyback($ in millions USD, except per share data)Tahiti 17th Current Current Sept Potential Alternative Scenarios Barbados Tahiti Offer Offer OfferAssumed Tahiti Cash Premium per Share $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Asssumed Tahiti Cash for Buyback $0.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Assumed Exchange Ratio Adjustment Factor 1.0000x 0.9359x 0.9359x 0.9359x 0.9359x 0.9359x 0.9359x 0.9359x 0.9359x 0.9359x 0.9359x ADRs Issued to Barbados 522.080 488.604 488.604 488.604 488.604 488.604 488.604 488.604 488.604 488.604 488.604 Pro Forma Barbados Equity Ownership 58.3% 56.6% 56.6% 56.6% 56.6% 56.6% 56.6% 56.6% 56.6% 56.6% 56.6% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.946x 17.946x 17.946x 17.946x 17.946x 17.946x 17.946x 17.946x 17.946x 17.946x Pro Forma Tahiti Shares 896.152 862.675 862.675 862.675 862.675 862.675 862.675 862.675 862.675 862.675 862.675 Tahiti Share Price (in USD)1 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 Implied Equity Consideration (Assuming ADRs trade at Par) $545.8 $510.8 $510.8 $510.8 $510.8 $510.8 $510.8 $510.8 $510.8 $510.8 $510.8 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $20.05 $18.76 $18.76 $18.76 $18.76 $18.76 $18.76 $18.76 $18.76 $18.76 $18.76 Initial Barbados Cash $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 Less Cash Settled SARs/Options by Barbados $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 Plus Tahiti Cash to Settle SARs/Options at Premium 2 $0.0 $0.9 $1.1 $1.2 $1.4 $1.6 $1.8 $1.9 $2.1 $2.3 $2.5 Plus Tahiti Cash for Buyback $0.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 $35.0 Plus Tahiti Cash Premium $0.0 $13.6 $16.3 $19.1 $21.8 $24.5 $27.2 $29.9 $32.7 $35.4 $38.1 Total Tahiti Cash for Buyback and Premium $0.0 $48.6 $51.3 $54.1 $56.8 $59.5 $62.2 $64.9 $67.7 $70.4 $73.1 Total Tahiti Cash for Buyback and Premium per Share $0.00 $1.79 $1.89 $1.99 $2.09 $2.19 $2.29 $2.39 $2.49 $2.59 $2.69 Net Cash to Barbados Shareholders $45.9 $94.5 $97.2 $99.9 $102.6 $105.4 $108.1 $110.8 $113.5 $116.3 $119.0 Cash Consideration per Share of Barbados $1.68 $3.47 $3.57 $3.67 $3.77 $3.87 $3.97 $4.07 $4.17 $4.27 $4.37 Implied Total Consideration (Assuming ADRs trade at Par) $591.7 $605.3 $608.0 $610.8 $613.5 $616.2 $618.9 $621.6 $624.4 $627.1 $629.8 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.73 $22.23 $22.33 $22.43 $22.53 $22.63 $22.73 $22.83 $22.93 $23.03 $23.13 $ Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) $3.70 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 $5.10 % Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) 20.5% 23.3% 23.8% 24.4% 24.9% 25.5% 26.0% 26.6% 27.1% 27.7% 28.3% $ Premium to 30-Day Avg EEV per Share ($21.73) $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 % Premium to 30-Day Avg EEV per Share ($21.73) 0.0% 2.3% 2.8% 3.2% 3.7% 4.1% 4.6% 5.1% 5.5% 6.0% 6.4% Pro Forma Tahiti Cash $307.2 $257.7 $254.8 $251.9 $249.0 $246.1 $243.2 $240.3 $237.4 $234.5 $231.6 Debt $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 2016E GAAP EPS Accretion / (Dilution)³ 0.0% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7%Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/16/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on 30-day average stock price and 30-day average exchange rate of 32.850 NTD per USD2 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cash3 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%Project Island 4

Potential Alternative Scenarios – Assuming Fixed $37.5 MM Buyback($ in millions USD, except per share data)Tahiti 17th Current Current Sept Potential Alternative Scenarios Barbados Tahiti Offer Offer OfferAssumed Tahiti Cash Premium per Share $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Asssumed Tahiti Cash for Buyback $0.0 $35.0 $37.5 $37.5 $37.5 $37.5 $37.5 $37.5 $37.5 $37.5 $35.0 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Assumed Exchange Ratio Adjustment Factor 1.0000x 0.9359x 0.9313x 0.9313x 0.9313x 0.9313x 0.9313x 0.9313x 0.9313x 0.9313x 0.9359x ADRs Issued to Barbados 522.080 488.604 486.213 486.213 486.213 486.213 486.213 486.213 486.213 486.213 488.604 Pro Forma Barbados Equity Ownership 58.3% 56.6% 56.5% 56.5% 56.5% 56.5% 56.5% 56.5% 56.5% 56.5% 56.6% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.946x 17.858x 17.858x 17.858x 17.858x 17.858x 17.858x 17.858x 17.858x 17.946x Pro Forma Tahiti Shares 896.152 862.675 860.284 860.284 860.284 860.284 860.284 860.284 860.284 860.284 862.675 Tahiti Share Price (in USD)1 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 Implied Equity Consideration (Assuming ADRs trade at Par) $545.8 $510.8 $508.3 $508.3 $508.3 $508.3 $508.3 $508.3 $508.3 $508.3 $510.8 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $20.05 $18.76 $18.67 $18.67 $18.67 $18.67 $18.67 $18.67 $18.67 $18.67 $18.76 Initial Barbados Cash $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 Less Cash Settled SARs/Options by Barbados $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 Plus Tahiti Cash to Settle SARs/Options at Premium 2 $0.0 $0.9 $1.1 $1.2 $1.4 $1.6 $1.8 $1.9 $2.1 $2.3 $2.5 Plus Tahiti Cash for Buyback $0.0 $35.0 $37.5 $37.5 $37.5 $37.5 $37.5 $37.5 $37.5 $37.5 $35.0 Plus Tahiti Cash Premium $0.0 $13.6 $16.3 $19.1 $21.8 $24.5 $27.2 $29.9 $32.7 $35.4 $38.1 Total Tahiti Cash for Buyback and Premium $0.0 $48.6 $53.8 $56.6 $59.3 $62.0 $64.7 $67.4 $70.2 $72.9 $73.1 Total Tahiti Cash for Buyback and Premium per Share $0.00 $1.79 $1.98 $2.08 $2.18 $2.28 $2.38 $2.48 $2.58 $2.68 $2.69 Net Cash to Barbados Shareholders $45.9 $94.5 $99.7 $102.4 $105.1 $107.9 $110.6 $113.3 $116.0 $118.8 $119.0 Cash Consideration per Share of Barbados $1.68 $3.47 $3.66 $3.76 $3.86 $3.96 $4.06 $4.16 $4.26 $4.36 $4.37 Implied Total Consideration (Assuming ADRs trade at Par) $591.7 $605.3 $608.0 $610.8 $613.5 $616.2 $618.9 $621.6 $624.4 $627.1 $629.8 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.73 $22.23 $22.33 $22.43 $22.53 $22.63 $22.73 $22.83 $22.93 $23.03 $23.13 $ Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) $3.70 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 $5.10 % Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) 20.5% 23.3% 23.8% 24.4% 24.9% 25.5% 26.0% 26.6% 27.1% 27.7% 28.3% $ Premium to 30-Day Avg EEV per Share ($21.73) $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 % Premium to 30-Day Avg EEV per Share ($21.73) 0.0% 2.3% 2.8% 3.2% 3.7% 4.1% 4.6% 5.1% 5.5% 6.0% 6.4% Pro Forma Tahiti Cash $307.2 $257.7 $252.3 $249.4 $246.5 $243.6 $240.7 $237.8 $234.9 $232.0 $231.6 Debt $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 2016E GAAP EPS Accretion / (Dilution)³ 0.0% 3.7% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 3.7%Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/16/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on 30-day average stock price and 30-day average exchange rate of 32.850 NTD per USD2 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cash3 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%Project Island 5

Potential Alternative Scenarios – Assuming Fixed $40.0 MM Buyback($ in millions USD, except per share data)Tahiti 17th Current Current Sept Potential Alternative Scenarios Barbados Tahiti Offer Offer OfferAssumed Tahiti Cash Premium per Share $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Asssumed Tahiti Cash for Buyback $0.0 $35.0 $40.0 $40.0 $40.0 $40.0 $40.0 $40.0 $40.0 $40.0 $35.0 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Assumed Exchange Ratio Adjustment Factor 1.0000x 0.9359x 0.9267x 0.9267x 0.9267x 0.9267x 0.9267x 0.9267x 0.9267x 0.9267x 0.9359x ADRs Issued to Barbados 522.080 488.604 483.821 483.821 483.821 483.821 483.821 483.821 483.821 483.821 488.604 Pro Forma Barbados Equity Ownership 58.3% 56.6% 56.4% 56.4% 56.4% 56.4% 56.4% 56.4% 56.4% 56.4% 56.6% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.946x 17.770x 17.770x 17.770x 17.770x 17.770x 17.770x 17.770x 17.770x 17.946x Pro Forma Tahiti Shares 896.152 862.675 857.893 857.893 857.893 857.893 857.893 857.893 857.893 857.893 862.675 Tahiti Share Price (in USD)1 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 Implied Equity Consideration (Assuming ADRs trade at Par) $545.8 $510.8 $505.8 $505.8 $505.8 $505.8 $505.8 $505.8 $505.8 $505.8 $510.8 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $20.05 $18.76 $18.58 $18.58 $18.58 $18.58 $18.58 $18.58 $18.58 $18.58 $18.76 Initial Barbados Cash $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 Less Cash Settled SARs/Options by Barbados $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 Plus Tahiti Cash to Settle SARs/Options at Premium 2 $0.0 $0.9 $1.1 $1.2 $1.4 $1.6 $1.8 $1.9 $2.1 $2.3 $2.5 Plus Tahiti Cash for Buyback $0.0 $35.0 $40.0 $40.0 $40.0 $40.0 $40.0 $40.0 $40.0 $40.0 $35.0 Plus Tahiti Cash Premium $0.0 $13.6 $16.3 $19.1 $21.8 $24.5 $27.2 $29.9 $32.7 $35.4 $38.1 Total Tahiti Cash for Buyback and Premium $0.0 $48.6 $56.3 $59.1 $61.8 $64.5 $67.2 $69.9 $72.7 $75.4 $73.1 Total Tahiti Cash for Buyback and Premium per Share $0.00 $1.79 $2.07 $2.17 $2.27 $2.37 $2.47 $2.57 $2.67 $2.77 $2.69 Net Cash to Barbados Shareholders $45.9 $94.5 $102.2 $104.9 $107.6 $110.4 $113.1 $115.8 $118.5 $121.3 $119.0 Cash Consideration per Share of Barbados $1.68 $3.47 $3.75 $3.85 $3.95 $4.05 $4.15 $4.25 $4.35 $4.45 $4.37 Implied Total Consideration (Assuming ADRs trade at Par) $591.7 $605.3 $608.0 $610.8 $613.5 $616.2 $618.9 $621.6 $624.4 $627.1 $629.8 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.73 $22.23 $22.33 $22.43 $22.53 $22.63 $22.73 $22.83 $22.93 $23.03 $23.13 $ Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) $3.70 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 $5.10 % Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) 20.5% 23.3% 23.8% 24.4% 24.9% 25.5% 26.0% 26.6% 27.1% 27.7% 28.3% $ Premium to 30-Day Avg EEV per Share ($21.73) $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 % Premium to 30-Day Avg EEV per Share ($21.73) 0.0% 2.3% 2.8% 3.2% 3.7% 4.1% 4.6% 5.1% 5.5% 6.0% 6.4% Pro Forma Tahiti Cash $307.2 $257.7 $249.8 $246.9 $244.0 $241.1 $238.2 $235.3 $232.4 $229.5 $231.6 Debt $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 2016E GAAP EPS Accretion / (Dilution)³ 0.0% 3.7% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 3.7%Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/16/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on 30-day average stock price and 30-day average exchange rate of 32.850 NTD per USD2 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cash3 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%Project Island 6

 Potential Alternative Scenarios – Assuming Fixed $42.5 MM Buyback($ in millions USD, except per share data)Tahiti 17th Current Current Sept Potential Alternative Scenarios Barbados Tahiti Offer Offer OfferAssumed Tahiti Cash Premium per Share $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Asssumed Tahiti Cash for Buyback $0.0 $35.0 $42.5 $42.5 $42.5 $42.5 $42.5 $42.5 $42.5 $42.5 $35.0 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Assumed Exchange Ratio Adjustment Factor 1.0000x 0.9359x 0.9221x 0.9221x 0.9221x 0.9221x 0.9221x 0.9221x 0.9221x 0.9221x 0.9359x ADRs Issued to Barbados 522.080 488.604 481.430 481.430 481.430 481.430 481.430 481.430 481.430 481.430 488.604 Pro Forma Barbados Equity Ownership 58.3% 56.6% 56.3% 56.3% 56.3% 56.3% 56.3% 56.3% 56.3% 56.3% 56.6% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.946x 17.682x 17.682x 17.682x 17.682x 17.682x 17.682x 17.682x 17.682x 17.946x Pro Forma Tahiti Shares 896.152 862.675 855.502 855.502 855.502 855.502 855.502 855.502 855.502 855.502 862.675 Tahiti Share Price (in USD)1 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 Implied Equity Consideration (Assuming ADRs trade at Par) $545.8 $510.8 $503.3 $503.3 $503.3 $503.3 $503.3 $503.3 $503.3 $503.3 $510.8 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $20.05 $18.76 $18.49 $18.49 $18.49 $18.49 $18.49 $18.49 $18.49 $18.49 $18.76 Initial Barbados Cash $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 Less Cash Settled SARs/Options by Barbados $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 Plus Tahiti Cash to Settle SARs/Options at Premium 2 $0.0 $0.9 $1.1 $1.2 $1.4 $1.6 $1.8 $1.9 $2.1 $2.3 $2.5 Plus Tahiti Cash for Buyback $0.0 $35.0 $42.5 $42.5 $42.5 $42.5 $42.5 $42.5 $42.5 $42.5 $35.0 Plus Tahiti Cash Premium $0.0 $13.6 $16.3 $19.1 $21.8 $24.5 $27.2 $29.9 $32.7 $35.4 $38.1 Total Tahiti Cash for Buyback and Premium $0.0 $48.6 $58.8 $61.6 $64.3 $67.0 $69.7 $72.4 $75.2 $77.9 $73.1 Total Tahiti Cash for Buyback and Premium per Share $0.00 $1.79 $2.16 $2.26 $2.36 $2.46 $2.56 $2.66 $2.76 $2.86 $2.69 Net Cash to Barbados Shareholders $45.9 $94.5 $104.7 $107.4 $110.1 $112.9 $115.6 $118.3 $121.0 $123.8 $119.0 Cash Consideration per Share of Barbados $1.68 $3.47 $3.85 $3.95 $4.05 $4.15 $4.25 $4.35 $4.45 $4.55 $4.37 Implied Total Consideration (Assuming ADRs trade at Par) $591.7 $605.3 $608.0 $610.8 $613.5 $616.2 $618.9 $621.6 $624.4 $627.1 $629.8 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.73 $22.23 $22.33 $22.43 $22.53 $22.63 $22.73 $22.83 $22.93 $23.03 $23.13 $ Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) $3.70 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 $5.10 % Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) 20.5% 23.3% 23.8% 24.4% 24.9% 25.5% 26.0% 26.6% 27.1% 27.7% 28.3% $ Premium to 30-Day Avg EEV per Share ($21.73) $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 % Premium to 30-Day Avg EEV per Share ($21.73) 0.0% 2.3% 2.8% 3.2% 3.7% 4.1% 4.6% 5.1% 5.5% 6.0% 6.4% Pro Forma Tahiti Cash $307.2 $257.7 $247.3 $244.4 $241.5 $238.6 $235.7 $232.8 $229.9 $227.0 $231.6 Debt $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 2016E GAAP EPS Accretion / (Dilution)³ 0.0% 3.7% 4.6% 4.6% 4.6% 4.6% 4.6% 4.6% 4.5% 4.5% 3.7%Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/16/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on 30-day average stock price and 30-day average exchange rate of 32.850 NTD per USD2 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cash3 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%Project Island 7

Potential Alternative Scenarios – Assuming Fixed $45.0 MM Buyback($ in millions USD, except per share data)Tahiti 17th Current Current Sept Potential Alternative Scenarios Barbados Tahiti Offer Offer OfferAssumed Tahiti Cash Premium per Share $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Asssumed Tahiti Cash for Buyback $0.0 $35.0 $45.0 $45.0 $45.0 $45.0 $45.0 $45.0 $45.0 $45.0 $35.0 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Assumed Exchange Ratio Adjustment Factor 1.0000x 0.9359x 0.9176x 0.9176x 0.9176x 0.9176x 0.9176x 0.9176x 0.9176x 0.9176x 0.9359x ADRs Issued to Barbados 522.080 488.604 479.039 479.039 479.039 479.039 479.039 479.039 479.039 479.039 488.604 Pro Forma Barbados Equity Ownership 58.3% 56.6% 56.2% 56.2% 56.2% 56.2% 56.2% 56.2% 56.2% 56.2% 56.6% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.946x 17.594x 17.594x 17.594x 17.594x 17.594x 17.594x 17.594x 17.594x 17.946x Pro Forma Tahiti Shares 896.152 862.675 853.110 853.110 853.110 853.110 853.110 853.110 853.110 853.110 862.675 Tahiti Share Price (in USD)1 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 $1.05 Implied Equity Consideration (Assuming ADRs trade at Par) $545.8 $510.8 $500.8 $500.8 $500.8 $500.8 $500.8 $500.8 $500.8 $500.8 $510.8 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $20.05 $18.76 $18.39 $18.39 $18.39 $18.39 $18.39 $18.39 $18.39 $18.39 $18.76 Initial Barbados Cash $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 $60.3 Less Cash Settled SARs/Options by Barbados $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 $14.5 Plus Tahiti Cash to Settle SARs/Options at Premium 2 $0.0 $0.9 $1.1 $1.2 $1.4 $1.6 $1.8 $1.9 $2.1 $2.3 $2.5 Plus Tahiti Cash for Buyback $0.0 $35.0 $45.0 $45.0 $45.0 $45.0 $45.0 $45.0 $45.0 $45.0 $35.0 Plus Tahiti Cash Premium $0.0 $13.6 $16.3 $19.1 $21.8 $24.5 $27.2 $29.9 $32.7 $35.4 $38.1 Total Tahiti Cash for Buyback and Premium $0.0 $48.6 $61.3 $64.1 $66.8 $69.5 $72.2 $74.9 $77.7 $80.4 $73.1 Total Tahiti Cash for Buyback and Premium per Share $0.00 $1.79 $2.25 $2.35 $2.45 $2.55 $2.65 $2.75 $2.85 $2.95 $2.69 Net Cash to Barbados Shareholders $45.9 $94.5 $107.2 $109.9 $112.6 $115.4 $118.1 $120.8 $123.5 $126.3 $119.0 Cash Consideration per Share of Barbados $1.68 $3.47 $3.94 $4.04 $4.14 $4.24 $4.34 $4.44 $4.54 $4.64 $4.37 Implied Total Consideration (Assuming ADRs trade at Par) $591.7 $605.3 $608.0 $610.8 $613.5 $616.2 $618.9 $621.6 $624.4 $627.1 $629.8 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.73 $22.23 $22.33 $22.43 $22.53 $22.63 $22.73 $22.83 $22.93 $23.03 $23.13 $ Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) $3.70 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 $5.10 % Implied Premium to Barbados' 30-Day Avg Stock Price Assuming ADRs trade at Par ($18.04) 20.5% 23.3% 23.8% 24.4% 24.9% 25.5% 26.0% 26.6% 27.1% 27.7% 28.3% $ Premium to 30-Day Avg EEV per Share ($21.73) $0.00 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 % Premium to 30-Day Avg EEV per Share ($21.73) 0.0% 2.3% 2.8% 3.2% 3.7% 4.1% 4.6% 5.1% 5.5% 6.0% 6.4% Pro Forma Tahiti Cash $307.2 $257.7 $244.8 $241.9 $239.0 $236.1 $233.2 $230.3 $227.4 $224.5 $231.6 Debt $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 $235.3 2016E GAAP EPS Accretion / (Dilution)³ 0.0% 3.7% 4.9% 4.9% 4.9% 4.9% 4.8% 4.8% 4.8% 4.8% 3.7%Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/16/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on 30-day average stock price and 30-day average exchange rate of 32.850 NTD per USD2 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cash3 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%Project Island 8

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